UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2015

WRIGHT MEDICAL GROUP N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	1-35065	98-0509600
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Prins Bernhardplein 200 1097 JB Amsterdam The Netherlands	None
(Address of principal executive offices)	(Zip Code)

(+ 31) 20 675-4002

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

This Amendment No. 1 (this Amendment) is being filed to amend the Current Report on Form 8-K filed by us with the U.S. Securities and Exchange Commission (SEC) on October 1, 2015 (the “Original Report”) regarding the completion of the merger contemplated by the Agreement and Plan of Merger, dated as of October 27, 2014 (Merger Agreement), by and among Tornier N.V. (Tornier), Wright Medical Group, Inc. (WMG), Trooper Holdings Inc. and Trooper Merger Sub Inc. (Merger Sub). Pursuant to the Merger Agreement, Merger Sub merged with and into WMG (Merger), with WMG continuing as the surviving company and an indirect, wholly-owned subsidiary of us following the transaction. Upon completion of the Merger, our corporate name changed to “Wright Medical Group N.V.”

The Merger will be accounted for as a “reverse acquisition” pursuant to which WMG will be considered the acquiring entity for accounting purposes. As such, we will allocate the total purchase consideration to Tornier’s tangible and identifiable intangible assets and liabilities based on their relative fair values at October 1, 2015, the date of the completion of the Merger. WMG’s historical results of operations will replace Tornier’s historical results of operations for all periods prior to the Merger, and after completion of the Merger, the results of operations of both companies will be included in our financial statements.

The sole purpose of this Amendment is to provide the financial statements and pro forma information required by Item 9.01, which were excluded from the Original Report. All other items in the Original Report remain the same and are hereby incorporated by reference into this Amendment.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements of WMG as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014 and the unaudited consolidated financial statements of WMG as of and for the nine months ended September 30, 2015 are filed as Exhibits 99.1 and 99.2, respectively, to this Amendment, and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements as of and for the year ended December 31, 2014 and as of and for the nine months ended September 30, 2015 giving effect to the acquisition of WMG are filed as Exhibit 99.3 to this Amendment, and are incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm (filed herewith)

Exhibit No.	Description

99.1	Audited Consolidated Financial Statements of Wright Medical Group, Inc. as of and for the year ended December 31, 2014 (incorporated by reference from Wright Medical Group, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2014, filed by Wright Medical Group, Inc. with the Securities and Exchange Commission on February 26, 2015, SEC File No. 001-35823)

99.2	Unaudited Consolidated Financial Statements of Wright Medical Group, Inc. as of and for the nine months ended September 30, 2015 (incorporated by reference from Wright Medical Group N.V.’s Current Report on Form 8-K filed by Wright Medical Group N.V. with the Securities and Exchange Commission on November 5, 2015, SEC File No. 001-35065)

99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Wright Medical Group, Inc. and Tornier N.V. as of and for the nine months ended September 30, 2015 (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 16, 2015	WRIGHT MEDICAL GROUP N.V.

	By:	/s/ Lance A. Berry
	Name:	Lance A. Berry
	Title:	Senior Vice President and Chief Financial Officer

WRIGHT MEDICAL GROUP N.V.

AMENDMENT NO. 1 TO CURRENT REPORT ON FORM 8-K/A

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm	Filed herewith

99.1	Audited Consolidated Financial Statements of Wright Medical Group, Inc. as of and for the year ended December 31, 2014	Incorporated by reference from Wright Medical Group, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2014, filed by Wright Medical Group, Inc. with the Securities and Exchange Commission on February 26, 2015 (SEC File No. 001-35823)

99.2	Unaudited Consolidated Financial Statements of Wright Medical Group, Inc. as of and for the nine months ended September 30, 2015	Incorporated by reference from Wright Medical Group N.V.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on November 5, 2015 (SEC File No. 001-35065)

99.3	Unaudited Pro Forma Condensed Combined Financial Statements of Wright Medical Group, Inc. and Tornier N.V. as of and for the nine months ended September 30, 2015	Filed herewith

4